SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 13, 2002
                        (Date of earliest event reported)



                        HILB, ROGAL AND HAMILTON COMPANY
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                     0-15981                   54-1194795
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


        4951 Lake Brook Drive, Suite 500
              Glen Allen, Virginia                        23060
    (Address of Principal Executive Offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 747-6500



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Item 5.      Other Events.

       The press release issued by the Registrant on May 13, 2002 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             99       Press release issued by the Registrant on May 13, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HILB, ROGAL AND HAMILTON COMPANY
                                             (Registrant)



Date:  May 13, 2002                  By:      /s/ Walter L. Smith
                                         ---------------------------------------
                                          Walter L. Smith
                                          Senior Vice President, General Counsel
                                             and Secretary




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                                  Exhibit Index
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     Exhibit No.         Description
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         99              Press release issued by the Registrant on May 13, 2002.